LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 21, 2010

TO THE SUMMARY PROSPECTUS DATED MARCH 30, 2010 OF

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 30, 2010, as supplemented on May 21, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 30, 2010, as supplemented on May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2009, are incorporated by reference into this Summary Prospectus.

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